Northeast Utilities

NSTAR

EEI Financial Conference

NOVEMBER 7, 2011

NU Safe Harbor Provisions

This presentation contains statements concerning NU's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, a listener or reader can identify these forward-looking statements through the use of words or phrases such as "estimate", "expect", "anticipate", "intend", "plan", "project", "believe", "forecast", "should", "could", and other similar expressions. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that could cause our actual results to differ materially from those contained in our forward-looking statements, including, but not limited to, actions or inaction of local, state and federal regulatory and taxing bodies; changes in business and economic conditions, including their impact on interest rates, bad debt expense and demand for our products and services; changes in weather patterns; changes in laws, regulations or regulatory policy; changes in levels and timing of capital expenditures; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; fluctuations in the value of our remaining competitive contracts; actions of rating agencies; the effects and outcome of our pending merger with NSTAR; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in our reports to the Securities and Exchange Commission (SEC). Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events.

This presentation references actual and projected EPS by business. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted NU parent common shares outstanding for the period. Management uses this non-GAAP financial measure to evaluate earnings results and to provide details of earnings results and guidance by business. Our 2010 and 2011 actual and projected earnings excludes certain non-recurring charges related to a tax settlement in 2010 and merger costs which we have incurred in 2010 and expect to incur during 2011, which is a non-GAAP financial measure. Management believes that these non-GAAP financial measurements are useful to investors to evaluate the actual and projected financial performance and contribution of NU's businesses. Non-GAAP financial measures should not be considered as alternatives to NU consolidated net income attributable to controlling interests or EPS determined in accordance with GAAP as indicators of NU's operating performance.

NU Safe Harbor Provisions

Information Concerning Forward-Looking Statements Relating to the NU–NSTAR Merger

In addition to historical information, this communication may contain a number of "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Forward-looking statements relating to the proposed merger include, but are not limited to: statements about the benefits of the proposed merger involving NSTAR and NU, including future financial and operating results; NSTAR's and NU's plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the merger that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the proposed merger, these factors include, but are not limited to: the risk that NSTAR or NU may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could reduce the anticipated benefits from the merger or cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the length of time necessary to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 (Registration No. 333-170754) that was filed by NU with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NSTAR's and NU's reports filed with the SEC and available at the SEC's website at www.sec.gov. Forward-looking statements included in this document speak only as of the date of this document. Neither NSTAR nor NU undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.

Additional Information and Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger between NU and NSTAR, NU filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-170754) that includes a joint proxy statement of NU and NSTAR that also constitutes a prospectus of NU. NU and NSTAR mailed the definitive joint proxy statement/prospectus to their respective shareholders, on or about January 5, 2011. NU and NSTAR urge investors and shareholders to read the joint proxy statement/prospectus regarding the proposed merger, as well as other documents filed with the SEC, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this proposed transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from NU's website (www.nu.com) under the tab "Investors" and then under the heading "Financial/SEC Reports." You may also obtain these documents, free of charge, from NSTAR's website (www.nstar.com) under the tab "Investor Relations."

Please refer to our reports to the SEC for further details concerning the matters described in this presentation.

NSTAR Safe Harbor Provisions

Information Concerning Forward-Looking Statements

In addition to historical information, this presentation may contain a number of "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, estimate, expect, project, intend, plan, believe, and words and terms of similar meaning used in connection with any discussion of future operating or financial performance, plans, actions, or events identify forward-looking statements. Forward-looking statements relating to the pending merger include, but are not limited to: statements about the benefits of the pending merger involving NSTAR and Northeast Utilities, including future financial and operating results; NSTAR's and Northeast Utilities' plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the merger that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the pending merger, these factors include, but are not limited to: the risk that NSTAR or Northeast Utilities may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could reduce the anticipated benefits from the merger or cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the length of time necessary to consummate the pending merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus that is included in the definitive proxy statement that was filed by NSTAR with the Securities and Exchange Commission (SEC) on January 5, 2011 and the Registration Statement on Form S-4 (Registration No. 333-170754) that was filed by Northeast Utilities with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NSTAR's and Northeast Utilities' reports filed with the SEC and available at the SEC's website at www.sec.gov. Forward-looking statements included in this document speak only as of the date of this document. Neither NSTAR nor Northeast Utilities undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.

Additional Information and Where to Find It

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the pending merger between Northeast Utilities and NSTAR, Northeast Utilities filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-170754) that includes a joint proxy statement of Northeast Utilities and NSTAR that also constitutes a prospectus of Northeast Utilities. Northeast Utilities and NSTAR first mailed the definitive joint proxy statement/prospectus to their respective shareholders, on or about January 5, 2011. Northeast Utilities and NSTAR urge investors and shareholders to read the joint proxy statement/prospectus regarding the pending merger, as well as other documents filed with the SEC, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this proposed transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from Northeast Utilities' website (www.nu.com) under the tab "Investors" and then under the heading "Financial/SEC Reports." You may also obtain these documents, free of charge, from NSTAR's website (www.nstar.com) under the tab "Investor Relations."

Topics for Today

- Merger update
- NU regulated investment strategy
- NU financial results and investment outlook
- NSTAR financial results

A Compelling Combination – Creates Largest Utility Company in New England

- Significant infrastructure investment opportunities combined with balance sheet strength provide for substantial growth potential
- Larger, diverse and better positioned to support economic growth and state public policy initiatives in New England
- Provides an enhanced total shareholder return proposition
- Enhances service quality capabilities for the largest customer base in New England
- Highly experienced and complementary leadership team with proven track record
- 100% stock transaction – 1.312 NU shares per NSTAR share
- 56% NU shareholders
  44% NSTAR shareholders

Combined Service Territory



NH
ME
VT
MA
NY
RI
Northeast Utilities Electric Service Area
Northeast Utilities Gas Service Area
NSTAR Electric Service Area
NSTAR Gas Service Area

- 3 million electric customers
- 500,000 natural gas customers
- 4,500 miles electric transmission
- 72,000 miles electric distribution
- 6,300 miles gas distribution

Both Companies Have a Strong History of Earnings and Dividend Growth

NSTAR and NU Earnings and Common Dividends: 2009-2011

NSTAR


EPS
Dividend per share
Per Share
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$2.37
$1.50
$2.56[1]
$1.60
$2.60 - $2.75[2]
$1.70
2009
2010
2011

[1] Excludes merger costs, MATEP sale and RCN tax adjustment

[2] Full year estimate, excluding NU-NSTAR merger costs

NU


EPS
2011 total dividend per share if merger does not close on or before 12/30/11
Per Share
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$1.91
$0.95
$2.16[1]
$1.025
$2.30 - 2.40[2]
$1.10[3]
2009
2010
2011

[1] Excludes NU tax settlement, NU-NSTAR merger costs

[2] Full year estimate, excluding NU-NSTAR merger costs

[3] December 30, 2011 dividend will be $0.325 per share if merger has closed, $0.275 if it has not closed

Attractive current yield with strong cash flow and credit profile

Proven Record of Delivering Superior Value [1]



260
240
220
200
180
160
140
120
100
80
60
40
20
0
-20
Total Return (%)
29
18
71
55
NU
NST
(9)
(3)
63
60
NU
NST
18
47
173
239
NU
NST
3 years
5 years
10 years
S&P 500 (2)
UTY (3)
Northeast Utilities
NSTAR

1. *Total return as of 10/31/11. Assumes reinvestment of dividends.*
2. *Total return calculated based on S&P 500 market index, which is weighted by market capitalization.*
3. *Total return calculated based on Philadelphia Utility Index, which is weighted by market capitalization.*

Northeast Utilities

NSTAR

NU's Transmission Initiatives Continue to Grow

- First major NEEWS project well under construction; applications to be filed soon for second project
- Northern Pass TSA accepted by FERC; permitting process continues
- More than $400 million of new reliability projects added to five-year plan to continue addressing national reliability standards
- States support reliability initiatives, but continue to protest at FERC on authorized ROEs
  - FERC denied state rehearing requests earlier this year regarding NEEWS, NPT incentives
  - States and others filed a complaint with FERC on September 30 over 11.14% base ROE for all New England transmission owners

Even Before Merger Was Announced, NU and NSTAR Were Partners on Northern Pass



Des Cantons
Franklin
Deerfield
HVDC Line
HVDC Converter Station
345-kV Line
Existing Deerfield Substation

- To be owned by Northern Pass Transmission LLC NU (75%) and NSTAR (25%)
- 1,200 MW transfer capability
- Significant environmental and economic benefits for New England
- Northern terminus of DC line at Des Cantons (Québec), southern terminus in Franklin (New Hampshire)
- 345kV AC leg from Franklin to Deerfield, NH
- TSA accepted by FERC
- Permitting process continues with U.S. DOE, U.S. Forest Service
- Continued progress in securing alternate route in northern New Hampshire
  - Community outreach ongoing
- Capital cost estimate for US segment - $1.1 billion
  - Completion projected for fourth quarter 2016

Numerous Initiatives Under Way at NU to Help the Region's Energy Policy Succeed

Renewables



- Second WMECO solar project under construction
- CT legislation allows 10 MW of renewable generation for CL&P

Natural Gas



- Sales growth has accelerated
- Significant cost, environmental advantages vs. oil
- Proximity to shale gas a game-changer for Northeast
- Reducing region's petroleum use a national and state focus

Transmission



- NPT initiative
- NEEWS suite of projects
- Additional reliability projects important to region's energy policy

Supporting Massachusetts Energy Policies

- Award-winning energy efficiency programs
  - Massachusetts tops the nation
  - NSTAR to invest annually more than $200M

- New renewable energy contracts signed and approved
  - Three wind projects totaling 108.9 MW

- Merger-related environmental initiatives
  - Further expand energy efficiency programs
  - Solar investment
  - Electric vehicle pilot

Status of Merger Approvals

Approvals Received	✓ Securities and Exchange Commission ✓ Shareholders ✓ Department of Justice (waiting period expired) ✓ Federal Communications Commission ✓ Federal Energy Regulatory Commission ✓ Maine DPUC
Determined Not To Have Jurisdiction	✓ Connecticut PURA ✓ New Hampshire PUC
Applications Pending	Massachusetts DPU Nuclear Regulatory Commission

Merger Brings Together the Strengths of NU and NSTAR to the Benefit of Customers and Investors

- Enhanced business and financial profile
  - Best practices will improve service quality and reduce costs
- Strong financial position and cash flows
- Regional ownership; regional control; attentive to New England issues
  - Better able to support the region's energy policies

NU Regulated Investment Strategy

2012-2016 Plan Continues to Provide Significant Value for Customers and Shareholders Through Investment of $5.7 Billion in Infrastructure, Supported by Strong Execution and Rigorous Cost Management

Specifically, the plan:

- Invests $2.6B in Transmission, reflecting completion of Northern Pass Project, substantial completion of NEEWS, and continued investment in New England reliability
- Invests $2.1B in Electric Distribution infrastructure, reflects deferring implementation of AMI at CL&P; better capital utilization with aging infrastructure; and revised projections of new service connections
- Invests $255M in generation; $160M for base load generation and completion of Merrimack Scrubber and $95M investment in renewable generation at CL&P and WMECO
- Invests $566M in Yankee Gas, slightly lower than previous plan due to completion of Waterbury-to-Wallingford pipeline project; also captures a compelling opportunity due to the combination of low commodity prices and customer penetration in Connecticut
- Holds down operational O&M expense growth due to continued improvements in efficiency and achieving operational excellence

NEEWS Projects Advance
Current Status Report

Greater Springfield Reliability Project

Under Construction

- Substation construction commenced in MA in Dec. 2010; in CT in summer 2011
- Army Corps of Engineers permit received in September - full overhead construction has commenced in both MA and CT
- 29% complete as of 10/31/11
- Projected in-service: late 2013
- Total projected NU cost: $718 million



Greater Springfield Reliability Project
SPRINGFIELD
Interstate Reliability Project
HARTFORD
Central Connecticut Reliability Project
NECTICUT
345-kV Substation
Generation Station
345-kV ROW
115-kV ROW

Interstate Reliability Project

- Joint project with National Grid *(NU in CT; NGrid in MA & RI)*
- ISO-NE confirmed need: August 2010
- File siting application in CT: late 2011
- Siting decisions: 2013
- Commence construction: late 2013/early 2014
- Projected in-service: late 2015
- Total projected NU cost: $218 million

Central Connecticut Reliability Project

- Review to be completed and needs identified in early 2012 with specific projects identified later in 2012
- Total projected NU cost: $301 million
- Project in-service: 2017

2012-2016 Transmission Capital Expenditures Includes More Than $400 Million of New Projects



Historic
$3.0 Billion
Projected
$434 Million
Forecast
$2.6 Billion
$800
$700
$600
$500
$400
$300
$200
$100
$0
In Millions
Successful completion of SWCT projects
SWCT projects total $1.6 billion
Northern Pass HVDC Line to Canada
US portion estimated at $1.1 billion with $835 million NU ownership share
NEEWS projects progressing
NU's share of NEEWS project estimated at $1.262 billion
$1.0 billion of additional forecasted reliability projects ($400M new)
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Base Reliability
Major Southwest CT
NEEWS
Northern Pass

Northeast Utilities

Transmission 2012-2016 CapEx Plan Includes $346 Million Program for Reliability Upgrades at PSNH and WMECO

PSNH Total = $238 Million

Northern Area*
- Autotransformer addition
- 2013 estimated ISD

Central Area*
- Synchronous condenser
- Capacitor banks
- 2013-2015 estimated ISDs

Seacoast Area**
Southern Area**
Western Areas*
- New 115 kV lines
- 115 kV line rebuilds
- Capacitor banks
- 2014-2016 estimated ISDs



COOS
GRAFTON
CARROLL
BELKNAP
SULLIVAN
MERRIMACK
STRAFFORD
ROCKINGHAM
CHESHIRE
HILLSBOROUGH

* Projects were identified by ISO-NE in its Vermont/New Hampshire reliability review and are included in the current ISO-NE RSP
** Projects expected to be finalized in Q4 2011 and added to the April 2012 update of the ISO-NE RSP

WMECO Total = $108 Million



FRANKLIN
BERKSHIRE
HAMPSHIRE
WORCESTER
HAMPDEN

Pittsfield-Greenfield Area*
- Autotransformer addition
- New 115 kV switching station
- New 115 kV line
- 115 kV line rebuilds
- Capacitor banks
- 2014-2015 ISDs

* Projects were identified by ISO-NE in its Berkshire County/Pittsfield area reliability review and are included in the current ISO-NE RSP

Our Electric Distribution Plan Reflects a Comprehensive Approach to Optimizing Our Capital Investment While Improving Reliability

- The current plan reduces long-term distribution capital investments by:
  - Deferring deployment of AMI in CT ($217M)
  - Optimizing investments in aging plant infrastructure through implementation of our new asset investment strategy
  - Reducing new service, municipal relocation and associated capital business requirements due to economic factors and more precise forecasting
  - Lowering vehicle budget through life extension strategies
- We have completed a rigorous analysis of our distribution infrastructure, down to the component level, which allows us to:
  - Extend equipment life due to better performance analysis and enhanced preventative maintenance
  - Selectively replace components that pose a high risk to reliability
  - Monitor low-risk components to extend operation beyond depreciated life

Natural Gas: A Compelling Infrastructure Growth Opportunity

CT Home Heating Market Penetration



% CT Home Heating Market
60%
40%
20%
0%
50%
31%
15%
4%
Heating Oil #2
Natural Gas
Electric Heating
Propane

Natural gas penetration CT vs. other states



% of penetration of natural gas
80%
60%
40%
20%
0%
72%
53%
48%
47%
31%
NJ
NY
RI
MA
CT

- A 35 percent increase in firm YTD gas sales since 2006
- WWL project complete and in rates
- Capital investment projected to $566 million from 2012-2016
  - Expands natural gas access, removes gas constraints
  - Pursues further oil-to-gas conversions
  - Accelerates cast iron and bare steel pipe replacement to $40 million/year
- Increasing the penetration to 50 percent of the state would yield long-term benefits
  - Significant customer savings
  - Reduced emissions
  - Reduction in oil demand

Northeast Utilities

NU Financial Results and Investment Outlook

2011 Shows Continued Improvement in NU's Earnings, Cash Flow

- EPS up 12.3% year-to-date, excluding merger expenses
- S&P raised all NU and subsidiary credit ratings in May
- Attractive dividend growth continues while maintaining conservative payout ratio
- Cash generation continues to strengthen
- $690 million of debt financed at very attractive rates
- Five-year capital investment and rate base projections continue to show very attractive growth

Year-To-Date 2011 Results



Earnings For Common In Millions
$300
$250
$200
$150
$100
$50
$0
($50)
$130.7
$173.5
$127.3
$128.4
$0.7
($10.4)
$0.0
($10.1)
$258.7
$281.4
EPS $1.46
EPS $1.58
Distribution and Generation
Transmission
Parent/Other Ex. Merger Expenses
Merger Expenses
Total
2010
2011

Northeast Utilities

2011 Earnings Guidance Maintained

Current 2011 Guidance	
NU Consolidated EPS (GAAP)	$2.10 - $2.20
Distribution/Generation	$1.30 - $1.35
Transmission	$1.05 – $1.10
NU Parent/Other	($0.05)*
NU Consolidated EPS (Non-GAAP)	$2.30 – $2.40*

*Excludes $0.20/share of estimated merger-related costs.

Northeast Utilities

Benefits From Favorable 2011 Financing Environment

Company	Amount	Maturity	Coupon	Previous Rate
Taxable Financings				
PSNH	$160 million	9/01/21	3.2%	New Money
WMECO	$100 million	9/15/21	3.5%	New Money
Refinancings and Remarketing of Tax-Exempt Debt				
CL&P	$62 million	4/01/12*	1.25%	1.4%
PSNH	$122 million**	6/01/21	4.05%	6.0%
CL&P	$120.5 million	9/01/28	4.375%	5.85%
CL&P	$125 million	9/03/13*	1.25%	5.85%

Company	Amount	Maturity	Indicative Rate	Current Coupon
NU	$263 million	4/01/12	2.75%***	7.25%

* Mandatory tender dates shown. Maturity dates are 5/1/31 for $62 million issue and 9/01/28 for $125 million issue.
** New debt is taxable. Refinanced debt was tax-exempt.
***Based on 5-year maturity

Northeast Utilities

2011-2016: New Capital Expenditure Forecast



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
In Millions
$1,201
$1,208
$1,247
$1,089
$1,261
$1,024
$1,480
$1,317
$1,314
$1,263
$1,027
2011
2012
2013
2014
2015
2016
Distribution and Generation Capex (11/10 Forecast)
Distribution and Generation Capex (11/11 Forecast*)
Transmission Capex (11/10 Forecast)**
Transmission Capex (11/11 Forecast)

* Includes total capex at corporate service companies on behalf of operating companies of $155 million ($28 million in 2012, $34 million in 2013, $36 million in 2014, $29 million in 2015, and $28 million in 2016).

**Reflects $137 million reduction in November 2010 projections for 2011-2015 capex due to FERC approval of CWIP application regarding NEEWS projects.

Five-year 2012-2016 capital spending of approximately $5.7 billion, compared with last year's 2011-2015 $6.5 billion plan.

Northeast Utilities

Projected NU Year-End Rate Base



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Rate Base in Millions
$7,333
$682
$405
$3,488
$2,758
$8,159
$733
$797
$3,689
$2,940
$8,565
$753
$773
$3,862
$3,177
$8,946
$792
$763
$4,085
$3,306
$9,403
$851
$768
$4,282
$3,502
$10,067
$974
$759
$4,468
$3,866
$11,234
$1,031
$755
$4,613
$4,835
2010 Actual
2011E
2012E
2013E
2014E
2015E
2016E
Transmission
Distribution
Generation
Yankee Gas

Northeast Utilities

NSTAR Financial Results

Solid Results For Q3-2011; In-line With Expectations

Q3 2010 EPS before one-time item (1)		$ 0.93
Transmission revenue	0.04	
Energy efficiency	0.03	
Telecommunications operations	0.01	0.08
Electric sales (-2.1%)	(0.05)	
Depreciation and property taxes	(0.01)	
Operations & maintenance	(0.01)	(0.07)
		0.01
EPS - Q3 2011		$ 0.94

(1) Excludes one-time charge of 20 cents per share related to a settlement with the IRS

Year-To-Date 2011 Results Reflect Strong Customer Focus and Positive Cost Management



Earnings For Common In Millions
$300
$250
$200
$150
$100
$50
$0
$202.0
$206.2
$9.3
$14.5
$218.3
$220.7
EPS
$2.07
EPS
$2.12
Electric
Gas
Consolidated
2010
2011

Note: Results exclude merger-related costs of $5.6 million for 2011, a one-time charge of $20.6 million for a tax settlement in Q3 2010 and a one-time gain of $108.9 million from the sale of district energy operations in Q2 2010.

NSTAR - Transmission Investment Ahead

- Transmission Rate Base is expected to grow from $800 million to approximately $1.6 billion by 2016
- Growth/reliability spending averages about $100 million per year
- Major Projects:
  - Cape Cod Line $110-$120 million (2011-2012)
  - Mid Cape Line $25-$30 million (2013-2014)
  - Boston 345kV Connection $45-$50 million (2014-2015)
- Northern Pass $280 million (2014-2016)

Very Positive J.D. Power Customer Satisfaction Results

2011 J.D. Power Electric Company Survey



Company A 638
Company B 636
Company C 621
Company D 618
NSTAR Electric 617
Company E 617
Company F 614
Company G 611
Company H 610
Company I 607
East midsize Segment Average 606
Company J 603
Company K 602
Company L 595
Company M 588
Company N 582
Company O 570
Company P 556

2011 J.D. Power Gas Company Survey



NSTAR Gas 622
Company A 620
Company B 618
Company C 614
Company D 613
East midsize Segment Average 609
Company E 608
Company F 604
Company G 601
Company H 598
Company I 585

Best-in-the-Industry TSR and Credit Ratings

NSTAR Total Shareholder Return



Only Company in Any Industry to Deliver 14 Consecutive Years of Positive Total Shareholder Return
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
1996
2010
NSTAR
Utility Index
S&P 500

NSTAR A+

NSTAR	A+
Southern Company	A
Consolidated Edison, Inc.	A-
Dominion Resources, Inc.	A-
DPL Inc.	A-
Duke Energy Corporation	A-
Energy East Corporation	A-
NextEra Energy, Inc.	A-
KeySpan Corp.	A-
Niagara Mohawk Power Corporation	A-
Vectren Corporation	A-
Wisconsin Energy Corporation	A-
Xcel Energy Inc.	A-
ALLETE, Inc.	BBB+
Alliant Energy Corporation	BBB+
DTE Energy Company	BBB+
Integrys Energy Group, Inc.	BBB+
Kentucky Utilities Company	BBB+
Louisville Gas and Electric Company	BBB+
MDU Resources Group, Inc.	BBB+
MidAmerican Energy Holdings Company	BBB+
Northeast Utilities	BBB+
OGE Energy Corp.	BBB+
Pepco Holdings, Inc.	BBB+
PG&E Corporation	BBB+
PPL Corporation	BBB+
Progress Energy, Inc.	BBB+
SCANA Corporation	BBB+
Sempra Energy	BBB+
TECO Energy, Inc.	BBB+
American Electric Power Company, Inc.	BBB
Avista Corporation	BBB
CenterPoint Energy, Inc.	BBB
Cleco Corporation	BBB
El Paso Electric Company	BBB
Entergy Corporation	BBB
Exelon Corporation	BBB
Great Plains Energy Inc.	BBB
Green Mountain Power Corporation	BBB
IDACORP, Inc.	BBB
NorthWestern Corporation	BBB
Pinnacle West Capital Corporation	BBB
Portland General Electric Company	BBB
Public Service Enterprise Group Inc.	BBB
UIL Holdings Corporation	BBB
Westar Energy, Inc.	BBB
Allegheny Energy, Inc.	BBB-
Ameren Corporation	BBB-
Black Hills Corporation	BBB-
CMS Energy Corporation	BBB-
Constellation Energy Group, Inc.	BBB-
Duquesne Light Company	BBB-
Edison International	BBB-
Empire District Electric Company	BBB-
FirstEnergy Corp.	BBB-
Hawaiian Electric Industries, Inc.	BBB-
IPALCO Enterprises, Inc.	BBB-
NiSource Inc.	BBB-
Otter Tail Corporation	BBB-
Puget Energy, Inc.	BB+
NV Energy, Inc.	BB+
PNM Resources, Inc.	BB-

Massachusetts Proceeding Nearing Completion

- Hearings and briefing process completed
- Meets Massachusetts “net benefit” standard
- Significant environmental benefits
  - Expand EE programs
  - Solar investment
  - Electric vehicle pilot
- Net savings of $784M over 10 yrs – $5B over 40 yrs
- Oral arguments on DOER’s motion rescheduled to November 17th

Key Takeaways

- Very enthusiastic and confident about the merger
- A truly compelling transaction combining two very strong companies
- Offers significant customer, environmental and regional benefits
- Attractive shareholder investment opportunity:
  - Track record of top performance
  - Low-risk investment profile
  - Strong financial condition

Appendix

Revised NEEWS Project Costs (in $ millions)

NEEWS Projects 2011 Cash Flows	Priors	2011	2012	2013	2014	2015	2016	
Greater Springfield Reliability Project	153	170	232	119	44	0	0	718
Interstate Reliability Project	41	9	11	12	70	74	1	218
Central Connecticut Reliability Project	15	1	2	13	42	150	78[2]	301
NEEWS Related Projects	33	28	17	7	0	0	0	85
Total NEEWS Projects - 2011 EEI[1]	242	208	262	151	156	224	79	1,322[3]
Total NEEWS Projects - 2010 EEI[1]	239	235	351	179	185	280	49	1,518[3]

[1] 2010 EEI cashflows include actual and forecasted AFUDC through December 31, 2015; 2011 EEI cashflows reflect actual AFUDC only through May 31, 2011.

Total NEEWS Projects – 2011 EEI Net UI	242	208	252	136	156	213	55	1,262

[2] A portion of these capital expenditures is expected to be spent in 2017.



2010 EEI Estimate
$1,518M
Greater Springfield Reliability Project $795M
Interstate Reliability Project $301M
Central Connecticut Reliability Project $338M
NEEWS Related Projects $84M
2011 EEI Estimate
$1,322M
Greater Springfield Reliability Project $718M
Interstate Reliability Project $218M
Central Connecticut Reliability Project $301M
NEEWS Related Projects $85M

Primary Changes

- Removal of AFUDC charges estimated to be incurred after June 1, 2011 due to FERC order allowing 100% of Construction Work in Progress to be placed into regional rates.
- Reduction of Interstate Reliability Project scope (310 Loop / Card Street scope).
- Related Projects: a combination of offsetting budget and AFUDC adjustments. Approximately $40M of the $85M has been placed in service.

[3] NEEWS totals above do not reflect UI Investment in CL&P NEEWS Projects. Based on current NEEWS project estimates, a potential UI investment of $60 million has been reflected in the 2011 EEI net numbers above and in the NU consolidated earnings projections. For 2010 EEI numbers, the UI investment was estimated at $69M.

Northeast Utilities

2012-2016 NU Transmission Capital Program
Other Projects – In Millions

CL&P	
1990 Line Structure Replacement	$63.3
Hartford Area Reliability	$53.2
Stamford Underground Cable	$48.5
Southwest CT Upgrades	$30.0
Separate Lines 348,310,371 & 383	$24.6
115 KV Hollow Core Insulator Repl	$22.2
South Meadow BPS	$12.9
OPGW Communications Project	$10.4
Obsolete Equipment Repl. Prgm.	$7.8
Vehicle Purchases	$7.0
36 Additional Reliability Projects	$43.9
	$323.8

WMECO	
Pittsfield / Greenfield Area Solution	$107.6
West Springfield S/S Rebuild	$48.3
115 KV Hollow Core Insulator Repl	$13.7
OPGW Communications Project	$8.4
115 KV Relay Replacements	$5.6
10 Additional Reliability Projects	$15.8
	$199.4

PSNH	
NH Reliability Project in RSP	$84.6
NH Reliability Project not yet in RSP	$154.2
Scobie - Tewksbury Line	$40.1
Manchester Area Solution	$34.4
Maine Power Reliability	$31.5
Nashua Area Solution	$28.4
New Peaslee SS & 115 KV Line	$24.0
Deerfield 2nd Auto Transformer	$22.4
New Maintenance Facility	$12.9
Eagle Substation	$7.7
New Pease Substation	$6.0
OPGW Communications Project	$4.6
39 Additional Reliability Projects	$31.6
	$482.4

Total $1.0 Billion
High confidence level in "Other Projects", 77% in RSP as required

Breakdown of Other Projects:

- 77% ($77M) - in RSP
- 23% ($228M) - not yet in RSP



Other Transmission Capital Projects
In RSP / Not Yet in RSP
$400
$350
$300
$250
$200
$150
$100
$50
$0
174
229
352
199
51
2012
2013
2014
2015
2016
In RSP
Not Yet in RSP

Review of FERC-Approved Transmission ROEs



13.50%
13.00%
12.50%
12.00%
11.50%
11.00%
10.50%
10.00%
11.14%
11.64%
12.56%
12.64%
12.89%
13.10%
Local Network Service
Regional Network Service Base
Northern Pass
2005-2008 Regional Projects
NEEWS
M-N Underground
NU's Local Network Service Tariff ROE (subject of states' 9/30/11 Section 206 complaint to FERC)
NE RTO Incentive adder of 50 basis points on PTF assets
ISO-NE Planned Regional PTF projects in-service before 1/1/09 (D.C. Circuit Court rejected appeal on 1/29/10)
Middletown-Norwalk advanced technical underground cable system
125 basis point NEEWS incentive (request for reconsideration denied by FERC on 6/28/11)
142 basis point Northern Pass incentive (request for reconsideration denied by FERC on 8/5/11)

Northeast Utilities

Northern Pass Transmission
A $1.1 Billion Capital Investment (2009 -2016)

Project Milestones (as of 11/1/11)

Milestone	Milestone Date
Initial FERC filing declaratory order	Dec 2008 ✓
FERC filing declaratory order	May 2009 ✓
Transmission Service Agreement ('TSA') signed	Oct 2010 ✓
ISO Technical Approval application filed	Oct 2010 ✓
DOE Presidential Permit application filed	Oct 2010 ✓
TSA FERC filing	Dec 2010 ✓
FERC order received	Feb 2011 ✓
New Hampshire Siting ('SEC') application filed	Q4 2012
Complete siting approvals	Q4 2013
Begin Construction	2014
In-Service Date	Oct 2016
Project cost - (U.S. side)	$ 1.1 Billion

Northeast Utilities

NU Projected Transmission Capital Expenditures



In Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
$434
$19
$221
$59
$135
$465
$43
$198
$76
$148
$388
$22
$118
$109
$139
$686
$178
$122
$176
$210
$650
$238
$68
$97
$247
$434
$327
$1
$23
$83
2011
2012
2013
2014
2015
2016
CL&P
PSNH
WMECO
Northern Pass

Northeast Utilities

NU Projected Transmission Year-End Rate Base



$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
In Millions
$2,758
$264
$336
$2,158
$2,940
$382
$353
$2,205
$3,177
$631
$395
$2,151
$3,306
$725
$424
$2,157
$3,502
$750
$474
$2,278
$3,866
$16
$874
$560
$2,416
$4,835
$809
$839
$743
$2,444
2010 Actual
2011
2012
2013
2014
2015
2016
CL&P
PSNH
WMECO
Northern Pass

Northeast Utilities

Projected Electric Distribution and Generation Capital Expenditures – By Company



2012-2016 Projected Distribution & Generation Capital Spending
$2.4 Billion
In Millions
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$617
$12
$36
$129
$102
$338
$501
$20
$39
$35
$111
$12
$284
$479
$10
$39
$28
$109
$22
$271
$470
$10
$39
$29
$110
$11
$271
$468
$10
$40
$34
$116
$268
$458
$40
$34
$112
$272
2011 Proj
2012
2013
2014
2015
2016
WMECO - Generation ($50m total)
WMECO - Distribution ($197m total)
PSNH - Generation ($160m total)
PSNH - Distribution ($558m total)
CL&P - Generation ($45m total)
CL&P - Distribution ($1,366m total)

Projected Distribution/Generation Capital Expenditures 2011-2016



CL&P Distribution/Generation CapEx
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$334 $338
$318 $284 $12
$316 $271 $22 $1
$328 $271 $11 $83
$335 $268 $133
$272
2011
2012
2013
2014
2015
2016
2010 Distribution Forecast
Renewable Generation
2011 Distribution Forecast
AMI



WMECO Distribution/Generation CapEx
$80
$70
$60
$50
$40
$30
$20
$10
$0
$52 $20 $36 $12
$57 $9 $39 $20
$57 $5 $39 $10
$58 $5 $39 $10
$59 $5 $40 $10
$40
2011
2012
2013
2014
2015
2016
2010 Forecast
2011 Forecast
Generation



PSNH Distribution/Generation CapEx
$300
$250
$200
$150
$100
$50
$0
$114 $109 $102 $129
$117 $51 $111 $35
$128 $53 $109 $28
$133 $28 $110 $28
$133 $28 $116 $34
$112 $34
2011
2012
2013
2014
2015
2016
2010 Forecast
2011 Forecast
Generation



Yankee Gas Distribution CapEx
$140
$120
$100
$80
$60
$40
$20
$0
$113 $111
$99 $95
$126 $123
$128 $126
$119 $116
$107
2011
2012
2013
2014
2015
2016
2010 Forecast
2011 Forecast

Northeast Utilities

Actual and Projected Distribution and Generation Year-End Rate Base



$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
In Millions
$4,575
$405
$682
$412
$803
$2,273
$5,219
$797
$733
$419
$861
$2,409
$5,388
$773
$753
$427
$903
$2,532
$5,640
$763
$792
$440
$968
$2,677
$5,901
$768
$851
$449
$1,021
$2,812
$6,201
$759
$974
$462
$1,082
$2,924
$6,399
$755
$1,031
$463
$1,127
$3,023
2010 Actual
2011
2012
2013
2014
2015
2016
CL&P Distribution
PSNH Distribution
WMECO Distribution
Yankee Gas
Total Generation

Northeast Utilities

2010-2016: NU Actual and Projected Capital Expenditures and Depreciation



In Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,036
$302
$1,208
$305
$1,089
$341
$1,024
$364
$1,317
$384
$1,263
$406
$1,027
$458
2010 Actual
2011
2012
2013
2014
2015
2016
Total Capex (incl. cost of removal and AFUDC)*
Depreciation

*Totals include capex at corporate service companies on behalf of operating companies of $69 million in 2010, and estimated at $46 million in 2011, $28 million in 2012, $34 million in 2013, $36 million in 2014, $29 million in 2015, and $28 million in 2016.

Significant capital spending through 2016

Northeast Utilities

Yankee Gas Projected Capital Expenditures



2012-2016 Projected Yankee Gas Capital Spending
$566 Million
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
In Millions
$111
$28
$18
$36
$29
$95
$20
$27
$48
$123
$26
$20
$27
$50
$125
$26
$21
$28
$50
$116
$13
$22
$29
$52
$107
$23
$30
$54
2011 Proj
2012
2013
2014
2015
2016
Aging Infrastructure
Basic Business
Peak Load/New Business
Gas Supply Infrastructure
WWL

Yankee Gas Strategy

- Investing $566 million, leveraging natural gas as "the fuel of choice"
- Distribution system expansion: 2011 spending of $28 million for 16-mile Waterbury to Wallingford Line and modifications to the LNG facility (WWL); total project cost of $54M
- Gas supply infrastructure
- Accelerated replacement of cast iron / bare steel pipe: $40M annually starting in 2012

Yankee Gas Continues to Identify Initiatives to Meet Customer Needs and Sales Growth

- $54 million Waterbury-to-Wallingford/LNG project began in April 2010; scheduled to enter service this month
- Fills gaps in supply portfolio and eliminates system constraint in Cheshire area
- Increases vaporization capacity of Waterbury LNG project
- Supports area's growing customer demand

Yankee Gas Sales (firm)



Weather-Normalized % change year-over-year
3.1
3.4
5.0
6.2
6.3
2007
2008
2009
2010
2011 YTD



The Waterbury-to-Wallingford Pipeline Project
Construction Schedule as of 10-15-11
Yankee Gas Liquefied Natural Gas Facility Eagle St., Waterbury
Paving scheduled in Naugatuck and Prospect between 10/15 and 10/21.
N
Waterbury
Cheshire
Naugatuck
Prospect
Wallingford
RT 68 – RT 150 intersection
84
91
15
Paving Saturday (10/15) and Monday (10/17) thru Friday (10/21)
Pipeline installed in 2010 / 2011
FIVE MILES

2009 – 2011 NU Consolidating EPS GAAP / Non-GAAP Reconciliation

	2009 Actual	2010 Actual	2011 Guidance
Distribution/Generation	$0.92	$1.16	$1.30 – $1.35
Transmission	0.95	1.00	1.05 – 1.10
Total Regulated	1.87	2.16	2.35 – 2.45
NU Parent/Other	(0.05)	(0.05)	(0.05)
Total Regulated and Parent	$1.82	$2.11	$2.30 – $2.40
Competitive	0.09	0.05	N/A
NU Consolidated Operating Results (Non-GAAP)	$1.91	$2.16	$2.30 – $2.40
NU-NSTAR Merger Expenses	N/A	(0.06)	(0.20)
NU Tax Settlement	N/A	0.09	N/A
NU Consolidated (GAAP)	$1.91	$2.19	$2.10 - $2.20